FORWARD FUNDS

Forward Large Cap Equity Fund

Supplement dated December 18, 2006

(to the Forward Large Cap Equity Fund Class A,  Investor Class and Institutional Class Prospectus and SAI dated September 29, 2006)

Fee Waiver by Investment Advisor

Effective January 2, 2007, the following information replaces the information under the headings "Annual Fund Operating Expenses" and "Examples" on pages 5-6 of the Prospectus:

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Class A	Investor Class	Institutional Class
Management Fee	0.80%	0.80%	0.80%
Distribution (12b-1) Fees(1)	0.35%	0.25%	N/A
Shareholder Services (2)	0.10%	0.10%	0.10%
Other Expenses	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses(3)	1.64%	1.54%	1.29%
Fee Waiver(4)	-0.30%	-0.30%	-0.30%
Net Expenses	1.34%	1.24%	0.99%

*

This fee is retained by the Fund to compensate the Fund for the extra expense it incurs because of short-term trading. The redemption fee is intended to discourage short-term trading of the Fund’s shares.

(1)

The Fund has adopted a Distribution Plan pursuant to which up to 0.35% and 0.25% of the Fund’s average daily net assets attributable to the Class A and Investor Class shares respectively may be used to pay distribution expenses.

(2)

The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.10% of the average net assets attributable to the Class A, Investor Class and Institutional Class shares may be used to pay shareholder servicing fees.

(3)	Actual Expenses for the Fund’s fiscal year ending December 31, 2006 may be higher or lower.
(4)

Effective January 1, 2007, the Fund’s investment advisor has contractually agreed to limit the total expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) of the Fund's Class A, Investor Class and Institutional Class shares until January 1, 2008 to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.34%, 1.24% and 0.99% respectively. Prior to January 1, 2007, the rates were 1.35%, 1.35% and 0.99% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor, provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund's expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Examples

These Examples are intended to help you compare the costs of investing in the Forward Large Cap Equity Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Class A, Investor Class or Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same and that the contractual fee waiver is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

		Class A		Investor Class	Institutional Class
1 Year	$		$		$101
3 Years	$		$		$379

Effective January 2, 2007, the following information replaces the Expense Limit table and the following paragraph on page 14 of the SAI:

Expense

Class

End Date

Limit

Class A

January 1, 2008

1.34%

Investor Class

January 1, 2008

1.24%

Institutional Class

January 1, 2008

0.99%

The Sub-Advisor to the Forward Large Cap Equity Fund has contractually agreed to waive its fees in the same proportion as the Investment Advisor in amounts necessary to limit the Fund's operating expenses to the annual rate stated in the Prospectus.